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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  December 31
Date of reporting period:  June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2010

Madison Mosaic Equity Trust

•	Investors Fund

•	Balanced Fund

•	Mid-Cap Fund

•	Disciplined Equity Fund

•	Small/Mid-Cap Fund

Madison Mosaic Funds
(Madison Mosaic Logo)
www.mosaicfunds.com

Contents

Review of Period
Economic Review	1
Interview with lead equity manager Jay Sekelsky	1
Investors Fund	2
Mid-Cap Fund	4
Small/Mid-Cap Fund	6
Disciplined Equity Fund	7
Balanced Fund	8
Portfolio of Investments
Investors Fund	10
Mid-Cap Fund	11
Small/Mid-Cap Fund	12
Disciplined Equity Fund	14
Balanced Fund	16
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	25
Other Information	31

Madison Mosaic Equity Trust
Review of Period

ECONOMIC REVIEW

As 2010 unfolded we were in the wake of one of the most volatile periods in U.S. and global economic history. From stock market highs in the fall of 2007 the domestic stock market had dived to more than a 50% loss by March of 2009 – with even worse drops in many foreign markets as the global financial system seemed on the brink of collapse. Then unprecedented global government stimulus seemed to get traction and investor psychology turned from fear to optimism. Stocks had one of their steepest rallies in history, led by the same highly leveraged and cyclical companies which had suffered the most during the downside. During this period the domestic bond market reflected the same split personality, with the lowest-risk Treasury securities leading the market during the stock market collapse, while riskier high-yield bonds had a huge run-up in value during the recovery.

As we entered 2010 economists and market watchers were in two general camps regarding the American economy. On one side we had the optimists, who saw a "V" shaped recovery in strong corporate earnings. On the other side, pessimists found plenty of reason for gloom, including stubbornly high unemployment, continued woes in the housing sector and the long-term prospects of a painful deleveraging from a period of excess and unsustainable borrowing.

The optimists seemed to have their way at first as the market rally continued well into the first half of 2010, with the S&P 500 peaking on April 23, adding an additional 8.68% to the 26.46% return of 2009. Then a series of external calamities began shaking the market, beginning with the lack of resolution of the Greek sovereign debt crisis and the disastrous Gulf of Mexico oil spill. From the April 23 market high through June 30, the S&P 500 fell -14.97%. Once again there was a flight to quality in the bond market, as investors around the world found comfort in the relative strength of the U.S. dollar and yields on the 10-Year Treasury fell from their period high of 3.99% on April 5 to a period low of 2.93% on the last day of June, driving strong returns for holders of these securities.

By the end of the period, the S&P 500 was showing a year-to-date decline of -6.65%. Broad international indices were down even more, with the MSCI EAFE Index down -12.8%. Among larger American companies as represented by the S&P 500, the drop affected all market sectors, with Industrials, Consumer Discretionary, Financials and Consumer Staples suffering the least, while Materials, Technology and Energy dropped double-digits. Smaller stocks outperformed larger stocks, a trend which was true of international stocks as well as domestic. In the meantime, individual investors continued to sell stocks and buy bonds, and were rewarded for holding them for this six-month period, as virtually all sectors of the domestic bond market saw positive returns.

The ups and downs of 2010 have hardly resolved the outlook for the domestic or global economy or the potential returns for securities, as indicators remain mixed. Corporate profits are strong, but hiring continues to be weak. The prospects for problem inflation seem remote, but some quarters are raising concerns over the possibility of economically painful deflation. We are carefully monitoring the major economic indicators and trends and at this point see little cause for either panic or celebration. From our perspective, the stock market correction was a healthy, predictable event given the sharp rally since March 2009. From our perspective, we see the likelihood of slow and gradual economic improvement. Nimble bond management will likely be rewarded as yields fluctuate in response to spotty economic data. For equities, we favor high-quality, well-established companies which can thrive during slower growth periods.

PERFORMANCE OVERVIEW WITH LEAD MANAGER JAY SEKELSKY

Can you summarize the performance of the funds in Equity Trust in the first half of 2010?

(photo of Jay Sekelsky)

After the deep losses of 2008 and early 2009, the S&P 500 made a dramatic 84% recovery from March 9, 2009 through

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Madison Mosaic Equity Trust | Review of Period | continued

April 23, 2010, the most recent market peak. We were of the mind that this steep recovery was bound to settle back into a correction at some point, and that point occurred in the last third of this six-month period. By the end of the six-month period, all the major domestic indices and all the funds in Equity Trust were showing year-to-date negative returns, even as the one-year returns remained impressive. When we look at the performance of the Equity Trust funds on a six-month basis, we can’t help feeling a bit disappointed, since we believe we had structured the portfolios in a manner which could protect principal in down markets. The correction in May and June was quite broad and the normally defensive positions we hold did not, in general, show as much resilience as we would have hoped. That said, Madison Mosaic Mid-Cap and Small/Mid-Cap did make up ground against their indices over the second half of the quarter and our overall deviation from benchmark performance was not so severe as to limit our optimism about closing that gap going forward. As always, the artificial timeframes produced by calendar periods and semi-annual reporting can sometimes skew results and cloud the overall picture. We manage all of our funds for long-term results and full-market-cycle performance. Maintaining a longer-term view is always a good way to temper emotion over short term results, regardless of their strength or weakness.

MADISON MOSAIC INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their growth potential.

LARGE-CAP INVESTING ENVIRONMENT

The six-month period ending June 30, 2010 was a tale of two markets. Through April 23 large-cap stocks continued their steep rally of 2009 before facing a sharp correction, sparked by a series of negative external events. The fund’s benchmark S&P 500 Index rose 8.68% through April 23 before finishing the period down -6.65%. In general, the decline in the market was broad and undiscriminating, and although the portfolio’s emphasis on high-quality, stable companies should provide some defense in a market decline, the typically defensive companies and sectors dropped along with the broader market. Riskier, smaller, and more speculative companies led the market as it rose early in the period. With the broad decline following, it was difficult for the fund to match the return of the broader large-cap indices.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/10
Consumer Discretionary	7.4%
Consumer Staples	15.0%
Energy	12.2%
Financials	13.0%
Health Care	18.4%
Industrials	8.4%
Information Technology	20.5%
Cash & Other	5.1%

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Madison Mosaic Equity Trust | Review of Period | continued

PERFORMANCE DISCUSSION WITH LEAD EQUITY MANAGER JAY SEKELSKY

How did the fund perform in the first half of 2010?
The Investors Fund ended the six-month period with a loss of -8.69%, trailing its S&P 500 benchmark’s -6.65% return. The return was much closer to its peer average, as measured by the Morningstar Large Cap Growth Category, which fell -8.24%. The fund’s relative and real return has been frustrating since we would have hoped to have done better in this environment. Essentially, our stock selection has not been in synch with the market, and many of the defensive names we expected to hold up well have had disappointing returns so far this year. We believe this is a temporary condition.

Have you made any significant changes to the portfolio since December 31, 2009?
In terms of general sector allocation, we saw stretched valuations among the sectors that have been the strongest so far this year, particularly Industrials, Consumer Discretionary and Financials. That’s where we see the fewest opportunities and those sectors represent the smallest relative weightings in the fund. We simply aren’t finding extensive opportunities in these sectors that meet our valuation metrics. In order to justify the valuations, investors have been using projections that go out further and further into the future, and we’re not comfortable making these assumptions. On the flipside, we are seeing the best opportunities in Health Care, Technology and Energy. These areas appear to have very good risk/reward characteristics. If you look at technology companies in particular, we think they have great balance sheets compared to the market overall and stand to benefit from pent‑up demand for corporate spending.

As the market turned from bull to bear over the course of the quarter we looked to upgrade the portfolio by adding to our high conviction names. In addition, we added Chevron which we felt was being unfairly punished in the Energy Sector selloff during the Gulf spill. However, our overall weighting in Energy remained relatively steady. We also trimmed names that showed relative strength. The combination led to the fund increasing in Technology and actually declining a bit in Consumer Discretionary. It ended the period relatively overweight in Health Care and Energy as well.

What factors were the strongest contributors to fund performance?
As previously mentioned, when the market turned south, it turned sharply and broadly, with every S&P sector showing negative returns for the first six months. We were unable to overcome this overall trend, but did have positive results from the fund’s Consumer Discretionary holdings, while its financial stocks were just fractionally negative. We had a number of holdings that produced positive returns for the period, led by Berkshire Hathaway in Financials, Yum! Brands in Consumer Discretionary, and Health Care name Covance, which the fund sold in March.

What factors were the largest constraints on performance?
With all sectors dipping, the majority of the fund’s holdings slipped in value over the period. We saw the sharpest losses in Energy names, where the sector suffered a broad pullback during the Gulf oil spill, although the fund didn’t own the companies most directly related to this disaster. Technology was also weak. In Energy we had negative results across the board, while in Technology the worst results came from two of what we consider the strongest companies, Google and Microsoft. Outside of these sectors, Walgreen Co. was the fund’s largest laggard. In all three of these specific companies, we continue to believe in their prospects and, or in the case of Google, added additional shares.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
Google Inc., Class A	4.46%
Johnson & Johnson	3.95%
Microsoft Corp.	3.87%
PepsiCo Inc.	3.81%
IBM Corp.	3.64%
Novartis AG, ADR	3.63%
3M Company	3.50%
Cisco Systems Inc.	3.37%
Berkshire Hathaway Inc., Class B	3.24%
Waste Management Inc.	3.19%

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MADISON MOSAIC MID-CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their growth potential.

MID-CAP INVESTING ENVIRONMENT

The small and mid-cap indices were considerably stronger than the large-cap benchmarks through this six-month period. While broad trends like this seldom have a singular cause, one factor was the decline of the international markets and the strength of the dollar. With economic and monetary woes in Europe and a slowdown in China, global companies (which include virtually all of the larger U.S.-based corporations) had significant headwinds, with the prospects of diminishing sales in these markets and lower margins due to currency conversion. Smaller, domestically based companies tend to rely on the U.S. market for a much higher percentage of their revenues and were thus insulated from international and currency issues.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/10
Consumer Discretionary	13.9%
Consumer Staples	5.7%
Energy	7.8%
Financials	23.1%
Health Care	11.7%
Industrials	16.4%
Information Technology	9.7%
Materials	3.8%
Cash & Other	7.9%

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP

How would you characterize the performance of Madison Mosaic Mid-Cap in 2010?

(photo of Rich Eisinger)

This was a challenging six-months, as we watched higher risk assets top the performance charts through late April, as they had since the recovery began in March of 2009. While this is a normal phenomenon coming off of a major bear market, it remains one of the more difficult markets for our discipline to negotiate. When the rally stumbled in late April the fund was a relative beneficiary as its defensive holdings began to get traction. While its return of -3.35% was strong when compared to the overall market returns (the S&P 500 fell -6.65%), it was a period which, from beginning to end, still favored riskier and smaller companies. We continued to focus on finding the values and risk/reward ratios in fundamentally solid firms on the larger side of the mid-cap spectrum during this period. The fund’s benchmark, the Russell Midcap¨ Index was down -2.06% for the period. The fund remained slightly ahead of its Morningstar Mid-Cap Growth peer group, which lost an average -3.53% for the period. So while it is never pleasant to experience a negative return, the silver lining in the cloud was the relative strength of the fund’s holdings in the latter part of the period, a trend which we hope to see continue going forward.

Did you make any significant changes to the portfolio since December 31, 2009?

We worked very hard through the market crash of 2008 and early 2009 to assemble the highest quality portfolio

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possible. As previously mentioned, this was not of immediate benefit, as the steep rally that began in March 2009 favored just the opposite: highly leveraged, more speculative companies. Low-quality rallies have historically lasted about a year after bear markets, and over the course of this six-month period we passed that milestone.

In terms of overall sector weightings, we continued with some of the same themes, finding more attractions in Consumer Discretionary and Health Care than represented in the fund’s benchmark, and underweighting the Consumer Staples and Technology Sectors, although we did expand Technology holdings significantly from the beginning of the period. Another notable shift was our expansion within Financial Sector holdings from about a 1% underweighting at the beginning of the period to a 4% overweight position at the end. As always, these kinds of sector shifts are more the result of opportunistic stock selection, rather than top-down calls on future sector performance.

In terms of individual securities, as the market continued to rise through April we found reasons to trim some of the fund’s holdings. We sold the fund’s position in Health Care Sector contract research organization Covance in April at what we felt was full valuation, having previously sold Energy Sector oil and gas producer EOG Resources and Industrial Sector holding Dun & Bradstreet.

One specific area where we found attractive opportunities was in insurance. Many companies in this industry are trading at or close to historically low price-to-book ratios and pricing is about at the same level as in 2000. We see this as a temporary situation since inflation has driven up costs and investment income is much lower. In our opinion, this as an environment where pressure is building for higher rates. When we look at these companies and assess the value, we see the potential for the prices of some of these stocks doubling over the next three to five years if and when prices harden. One example was the addition of W. R. Berkley Corporation, a company focused on the property and casualty insurance business. In a similar vein, we also added Arch Capital Group LTD, a worldwide writer of insurance and re-insurance.

Other new names in the portfolio over the period include Western Union, Technology Sector data-management specialist Teradata Corp., McCormick & Co, known best for its household spices, and FactSet Research Systems Inc, a provider of research and databases for the financial services industry.

What factors were the strongest contributors to fund performance?
When the market turned downwards in late April investors shifted from riskier securities to more secure ones, and that favored the stronger, higher quality holdings we prefer. Over the course of the six months the fund had its best relative performance in its technology and consumer discretionary names. We had less success with stock selection among the industrial names. Four of the fund’s top five best-performing holdings were in the broad consumer area, with Consumer Discretionary names Liberty Global, Yum! Brands, Interactive Data and Consumer Staples holding Brown Forman all producing positive results against the negative market backdrop. We also saw strong positive results from the fund’s position in financial holding SEI Investments. Under the cloud of the Gulf oil spill, Energy Sector holdings trailed, with Weatherford International and Noble Corp. the most affected. The fund also underperformed in Health Care, where we saw what we feel were temporary setbacks from new holding Dentsply, a dental supply company and Techne Corp., a manufacturer of biological products used in hospitals and research labs.

What do you see for Mid-Cap looking ahead?
We think the initial, massive, deep, cyclical rally that we’ve seen is over. We’ve likely entered a period of more modest growth as some of the concerns we’ve mentioned play out. This should benefit the risk-conscious investment process that we utilize as investors seek the more predictable, dependable earners — the higher-quality stocks we purchase for the fund. We believe the fund is well positioned going forward.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
Brookfield Asset Management Inc.	4.31%
Markel Corp.	3.89%
Teradata Corp.	3.31%
McCormick & Co. Inc.	3.23%
Techne Corp.	3.14%
YUM! Brands Inc.	3.14%
Laboratory Corp. of America Holdings	3.08%
Brown & Brown Inc.	3.02%
Arch Capital Group Ltd.	2.98%
Waste Management Inc.	2.97%

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Madison Mosaic Equity Trust | Review of Period | continued

MADISON MOSAIC SMALL/MID-CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Small/Mid-Cap Fund invests primarily in the common stocks of small-to-mid-sized U.S. corporations. The fund typically owns 40-80 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their growth potential.

SMALL AND MID-CAP INVESTING ENVIRONMENT

The small and mid-cap indices were considerably stronger than the large-cap benchmarks through this six-month period. While broad trends like this seldom have a singular cause, one factor was the decline of the international markets and the strength of the dollar. With economic and monetary woes in Europe and a slowdown in China, global companies (which include virtually all of the larger U.S.-based corporations) had significant headwinds, with the prospects of diminishing sales in these markets and lower margins due to currency conversion. Smaller domestically based companies tend to rely on the U.S. market for a much higher percentage of their revenues and were thus insulated from international and currency issues.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/10
Consumer Discretionary	11.4%
Consumer Staples	3.8%
Energy	7.6%
Financials	21.4%
Health Care	9.2%
Industrials	15.5%
Information Technology	12.5%
Materials	4.5%
Telecommunication Services	2.0%
Utilities	1.3%
Cash & Other	10.8%

PERFORMANCE DISCUSSION

Madison Mosaic Small/Mid-Cap Fund returned -3.02% for the six-month period, better than the overall market as measured by the S&P 500, but trailing the fund’s benchmark, the Russell 2500¨ Index, which returned -1.69%. For the first part of the period the fund had a hard time keeping up with the tremendous market rally that began last year. This rally was led by highly leveraged, cyclical and lower-quality companies, while our discipline is designed to emphasize just the opposite. Once the market rolled over, the fund’s relative performance improved considerably. The fund’s best relative success was in the Consumer Staples, Financial and Materials Sectors. The fund trailed its benchmark sectors in Health Care, Industrials and Consumer Discretionary. Its best returning securities were AutoZone, SEI Investments, Fastenal Co., and Cliffs Natural Resources Inc. Two of its greatest detractors were in the troubled Energy Sector: Weatherford International and Noble Corp., with additional losses from Sears Holding Company, technology holding Brocade, and financial conglomerate Leucadia National Corp.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
iShares COMEX Gold Trust	2.39%
Brookfield Asset Management Inc.	2.25%
McCormick & Co. Inc.	2.18%
Laboratory Corp. of America Holdings	2.10%
YUM! Brands Inc.	2.06%
Arch Capital Group Ltd.	2.02%
Teradata Corp.	2.01%
Techne Corp.	2.01%
Crown Castle International Corp.	1.97%
Intercontinental Exchange Inc.	1.94%

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MADISON MOSAIC DISCIPLINED EQUITY

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with quarterly rebalancing. The fund typically owns 50-70 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their growth potential.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY

How would you characterize the performance of the Disciplined Equity Fund for the period?
Against the fund’s benchmark S&P 500’s loss of -6.65%, Disciplined Equity dipped -7.98%. The fund’s Morningstar Large Blend Category returned an average -7.07% for the period. With its portfolio allocated broadly across S&P 500 sectors, the result against the S&P 500 was largely a function of our stock selection. The higher quality, well-established companies we prefer did not lead the market for this period, which favored smaller and highly leveraged firms.

Have you made any significant changes to the portfolio since December 31, 2009?
As in the past, the fund’s equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. Our goal is for the fund to own the highest quality companies it can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. We took several names out of the portfolio during this period, including EMC, AutoZone and State Street. Among the new names were Visa Inc. and QUALcomm, in the Technology Sector and Financial Sector companies Blackrock Inc. and U.S. Bancorp, and Industrial Sector names Aecom, ITT Corp. and Illinois Tool Works.

What factors had the largest impact on this period’s performance?
All S&P 500 sectors were negative for the period, but there was quite a bit of disparity in return, with Energy and Materials down just over 13%, while Consumer Discretionary and Industrials lost around 2%. With the market favoring smaller and lower quality companies, this was a period in which the fund’s concentrated holdings within each sector had trouble keeping up with the broader market. While the fund had better-than-market returns for Consumer Discretionary, Telecommunications and Materials, it trailed the market in Consumer Staples, Energy, Industrials, Health Care and Technology. The fund’s best results on an individual stock basis came from Berkshire Hathaway, AutoZone, Yum! Brands and Intercontinental Exchange Inc. The biggest detractors to performance were Microsoft, Google, and Energy holding Weatherford International.

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SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/10
Consumer Discretionary	8.1%
Consumer Staples	10.3%
Energy	10.6%
Financials	14.6%
Health Care	11.4%
Industrials	8.9%
Information Technology	16.7%
Materials	2.3%
Telecommunication Services	2.5%
Utilities	3.3%
Cash & Other	11.3%

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
Microsoft Corp.	3.19%
Cisco Systems Inc.	2.76%
Google Inc., Class A	2.69%
IBM Corp.	2.61%
ConocoPhillips	2.46%
Chevron Corp.	2.44%
PepsiCo Inc.	2.30%
Novartis AG - ADR	2.26%
Johnson & Johnson	2.21%
Schlumberger Ltd.	2.06%

Balanced Fund

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Balanced Fund invests primarily in the common stocks of large-sized U.S. corporations along with an actively managed portfolio of investment-grade intermediate-term bonds. The bond exposure is targeted to be at least 30% of the fund’s total assets. The fund typically owns 25-40 securities on the stock side which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. Bonds are managed to seek the best risk-adjusted return through active management of sectors (corporate, Treasury and Agency), duration, and yield-curve positioning.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY AND PAUL LEFURGEY.

How did the Balanced Fund perform for the year?
The Balanced Fund fell -4.81%, a return in line with a combination of the bond and stock markets, as bonds advanced and large-cap stocks, as represented by the S&P 500 fell -6.65%. The fund’s Morningstar peer group, Moderate Allocation, fell -3.14% for the period. This discrepancy can be assigned to both the stock side of the portfolio, where its high-quality large stocks lagged more speculative and smaller stocks, and to the bond portfolio. Our active management of risk kept the fund on the conservative side of a bond market which, for the first part of the period, rewarded higher risk securities. When the market mood shifted in April, there was a flight to Treasuries, in which the fund was underweighted, due to valuation concerns.

Have you made any significant changes to the portfolio since December 31, 2009?
The stock holdings of Balanced mirror the holdings of the Investors Fund, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. The fund began the period holding 65.9% stocks, and ended the period with a 61.6% in stocks, a result which reflects the relative fortunes of stocks and bonds over this period, rather than any decreasing confidence in stocks as an asset class.

On the bond side, we kept the fund’s bond allocation fairly steady from the first of the year, with a modest tilt towards corporate holdings over government bonds.

How did the stock holdings in Balanced contribute to overall performance?
The stock holdings in Balanced were down for this period, as the fund trailed the market in general as measured by the S&P 500. The holdings mirror the stocks held in the Investors Fund, discussed at some length above.

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Madison Mosaic Equity Trust | Review of Period • Balanced Fund | concluded

How did the bond holdings in Balanced contribute to overall performance?

While our avoidance of high-yield ("junk bonds") kept us from participating in the continued surge of this sector through the first part of the year, higher-risk assets were punished in May and June in the wake of a series of anxiety-producing world events. The resulting flight to quality put Treasuries at the top of the performance heap for the six-month period. Concerns over Treasury valuations kept our exposure to this bond sector below the fund’s benchmark, and this was a drag on period performance, along with our shorter, more conservative duration. Still, bond holdings were an overall solid positive contribution to the fund’s performance in 2010.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF JUNE 30, 2010
% of net assets
Top Five Stock Holdings (61.6% of net assets in stocks)
Google Inc., Class A	2.83%
Microsoft Corp.	2.55%
IBM Corp.	2.54%
Johnson & Johnson	2.50%
PepsiCo Inc.	2.40%

% of net assets
Top Five Fixed Income Holdings (35.6% of net assets in fixed income)
US Treasury Note, 1%, 7/31/11	2.42%
Fannie Mae, 6.625%, 11/15/10	1.79%
Federal Home Loan Bank, 4.375%, 9/17/10	1.77%
US Treasury Note, 3.75%, 11/15/18	1.74%
US Treasury Note, 3.125%, 10/31/16	1.61%

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2010
Consumer Discretionary	4.5%
Consumer Staples	10.1%
Energy	8.0%
Financials	8.5%
Health Care	11.8%
Industrials	5.3%
Information Technology	13.4%

PORTFOLIO INVESTMENT BLEND AS A PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2010
Common Stocks	61.6%
Corporate Bonds	19.5%
Government Bonds	16.1%
Cash & Other	2.8%

Semi-Annual Report 9

Madison Mosaic Equity Trust | June 30, 2010
Investors Fund • Portfolio of Investments (unaudited)

	Number of Shares	Value
COMMON STOCKS - 94.9%

Consumer Discretionary - 7.4%
Target Corp.	23,080	$ 1,134,844
Walt Disney Co./The	20,305	639,607
YUM! Brands Inc.	24,450	954,528

Consumer Staples - 15.0%
Coca-Cola Co./The	12,713	637,176
Costco Wholesale Corp.	12,055	660,976
Diageo PLC, ADR	14,577	914,561
PepsiCo Inc.	23,092	1,407,457
Walgreen Co.	29,585	789,919
Wal-Mart Stores Inc.	23,145	1,112,580

Energy - 12.2%
Chevron Corp.	16,550	1,123,083
Noble Corp.	21,530	665,492
Schlumberger Ltd.	21,111	1,168,283
Southwestern Energy Co.	25,823	997,801
Weatherford International Ltd.*	42,965	564,560

Financials - 13.0%
Bank of New York Mellon Corp.	44,593	1,101,001
Berkshire Hathaway Inc., Class B*	15,010	1,196,147
Franklin Resources Inc.	7,807	672,885
Markel Corp.*	2,911	989,740
Wells Fargo & Co.	33,033	845,645

Health Care - 18.4%
Baxter International	25,760	1,046,886
Johnson & Johnson	24,689	1,458,132
Novartis AG, ADR	27,733	1,340,059
Quest Diagnostics Inc.	21,825	1,086,230
St. Jude Medical Inc.*	27,375	987,964
UnitedHealth Group Inc.	30,595	868,898

Industrials - 8.4%
3M Company	16,331	1,289,986
Jacobs Engineering Group Inc.*	17,515	638,247
Waste Management Inc.	37,580	1,175,878

	Number of Shares	Value
Information Technology - 20.5%
Cisco Systems Inc.*	58,409	$ 1,244,696
Google Inc., Class A*	3,703	1,647,650
IBM Corp.	10,888	1,344,450
Intel Corp.	59,905	1,165,152
Microsoft Corp.	62,089	1,428,668
QUALCOMM Inc.	22,640	743,498

Total Common Stocks (Cost $36,440,845)		$35,042,679

REPURCHASE AGREEMENT - 5.2%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $1,949,768 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $1,911,532 (Cost $1,911,532)		1,911,532

TOTAL INVESTMENTS - 100.1% (Cost 38,352,377)		$36,954,211

NET OTHER ASSETS AND LIABILITIES - (0.1)%		(45,436)

TOTAL NET ASSETS - 100.0%		$36,908,775

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 10

Madison Mosaic Equity Trust | June 30, 2010

Mid-Cap Fund • Portfolio of Investments (unaudited)

	Number of Shares	Value
COMMON STOCKS - 92.1%

Consumer Discretionary - 13.9%
Bed Bath & Beyond Inc.*	95,745	$ 3,550,225
CarMax Inc.*	150,684	2,998,612
ITT Educational Services Inc.*	31,515	2,616,375
Liberty Global Inc., Class C*	97,669	2,538,417
Omnicom Group Inc.	101,260	3,473,218
YUM! Brands Inc.	113,340	4,424,794

Consumer Staples - 5.7%
Brown-Forman Corp., Class B	62,018	3,549,290
McCormick & Co. Inc.	119,995	4,555,010

Energy - 7.8%
Noble Corp.	120,120	3,712,909
Southwestern Energy Co.*	99,220	3,833,861
Weatherford International Ltd.*	260,250	3,419,685

Financials - 23.1%
Arch Capital Group Ltd.*	56,305	4,194,723
Brookfield Asset Management Inc., Class A	268,641	6,076,659
Brown & Brown Inc.	222,690	4,262,287
Leucadia National Corp.	175,895	3,431,712
Markel Corp.*	16,142	5,488,280
SEI Investments Co.	190,729	3,883,242
T Rowe Price Group Inc.	59,562	2,643,957
WR Berkley Corp.	96,231	2,546,272

Health Care - 11.7%
CR Bard Inc.	51,020	3,955,580
Dentsply International Inc.	125,229	3,745,599
Laboratory Corp. of America Holdings*	57,602	4,340,311
Techne Corp.	77,157	4,432,670

Industrials - 16.4%
Copart Inc.*	105,768	3,787,552
Expeditors International of Washington Inc.	109,750	3,787,472
IDEX Corp.	117,314	3,351,661
Jacobs Engineering Group Inc.*	86,220	3,141,857
Ritchie Bros. Auctioneers Inc.	110,743	2,017,738
Wabtec Corp.	70,969	2,830,953
Waste Management Inc.	133,770	4,185,663

	Number of Shares	Value
Information Technology - 9.7%
Amphenol Corp., Class A	89,646	$ 3,521,295
FactSet Research Systems Inc.	42,946	2,876,953
Teradata Corp.*	152,861	4,659,203
Western Union Co.	179,400	2,674,854

Materials - 3.8%
Ecolab Inc.	66,910	3,004,928
Martin Marietta Materials Inc.	28,237	2,394,780

Total Common Stocks (Cost $126,807,853)		$129,908,597

REPURCHASE AGREEMENT - 8.3%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $11,963,291 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $11,728,690 (Cost $11,728,687)		11,728,687

TOTAL INVESTMENTS - 100.4% (Cost $138,536,540)		$141,637,284

NET OTHER ASSETS AND LIABILITIES - (0.4)%		(692,741)

TOTAL NET ASSETS - 100.0%		$140,944,543

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 11

Madison Mosaic Equity Trust | June 30, 2010
Small/Mid-Cap Fund • Portfolio of Investments (unaudited)

	Number of Shares	Value
COMMON STOCKS - 89.2%

Consumer Discretionary - 11.4%
Bed Bath & Beyond Inc.*	630	$ 23,360
CarMax Inc.*	1,035	20,597
ITT Educational Services Inc.*	220	18,265
Lamar Advertising Co., Class A*	760	18,635
Omnicom Group Inc.	620	21,266
Sears Holdings Corp.*	272	17,585
YUM! Brands Inc.	680	26,547

Consumer Staples - 3.8%
Brown-Forman Corp., Class B	375	21,461
McCormick & Co. Inc.	740	28,090

Energy - 7.6%
Contango Oil & Gas*	270	12,082
Ensco PLC, ADR	575	22,586
Noble Corp.	705	21,792
Southwestern Energy Co.*	565	21,831
Weatherford International Ltd.*	1,475	19,382

Financials - 21.4%
Arch Capital Group Ltd.*	350	26,075
Brookfield Asset Management Inc., Class A	1,285	29,067
Brookfield Properties Corp.	1,715	24,078
Brown & Brown Inc.	1,160	22,202
Intercontinental Exchange Inc.*	221	24,980
Leucadia National Corp.	1,045	20,388
Markel Corp.*	71	24,140
Morningstar Inc.*	535	22,748
RLI Corp.	435	22,842
SEI Investments Co.	1,080	21,989
T Rowe Price Group Inc.	382	16,957
WR Berkley Corp.	774	20,480

Health Care - 9.2%
CR Bard Inc.	270	20,933
Dentsply International Inc.	765	22,881
IDEXX Laboratories Inc.*	355	21,620
Laboratory Corp. of America Holdings*	360	27,126
Techne Corp.	450	25,852

	Number of Shares	Value
Industrials - 15.5%
Aecom Technology Corp.*	827	$ 19,071
Copart Inc.*	652	23,348
Expeditors International of Washington Inc.	650	22,432
Fastenal Co.	290	14,555
IDEX Corp.	800	22,856
Jacobs Engineering Group Inc.*	520	18,949
Knight Transportation Inc.	980	19,835
Ritchie Bros. Auctioneers Inc.	975	17,765
Wabtec Corp.	460	18,349
Waste Management Inc.	705	22,059
Ritchie Brothers Auctioneers	710	16,650

Information Technology - 12.5%
Adobe Systems Inc.*	580	15,330
Altera Corp.	610	15,134
Amphenol Corp., Class A	540	21,211
BMC Software Inc.*	610	21,124
FactSet Research Systems Inc.	315	21,102
FLIR Systems Inc.*	715	20,799
Teradata Corp.*	850	25,908
Western Union Co.	1,390	20,725

Materials - 4.5%
Ecolab Inc.	495	22,230
Martin Marietta Materials Inc.	186	15,775
Valspar Corp.	670	20,180

Telecommunication Services - 2.0%
Crown Castle International Corp.*	680	25,337

Utilities - 1.3%
EQT Corp.	475	17,167

Total Common Stocks (Cost $1,114,729)		$1,149,078

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 12

Madison Mosaic Equity Trust | Small/Mid-Cap Fund • Portfolio of Investments | June 30, 2010 | concluded
	Number of Shares	Value
INVESTMENT COMPANIES - 2.4%
iShares COMEX Gold Trust*	2,530	$ 30,790

Total Investment Companies - (Cost $23,635)		$30,790

REPURCHASE AGREEMENT - 8.6%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $113,438 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $111,213 (Cost $111,213)		$ 111,213

TOTAL INVESTMENTS - 100.2% (Cost $1,249,577)		$1,291,081

NET OTHER ASSETS AND LIABILITIES - (0.2)%		(2,065)

TOTAL NET ASSETS - 100.0%		$1,289,016

*Non-income producing
See accompanying Notes to Financial Statements.

Semi-Annual Report 13

Madison Mosaic Equity Trust | June 30, 2010

Disciplined Equity Fund • Portfolio of Investments (unaudited)

	Number of Shares	Value
COMMON STOCKS - 88.7%

Consumer Discretionary - 8.1%
ITT Educational Services Inc.*	9,291	$ 771,339
NIKE Inc., Class B	13,745	928,475
Omnicom Group Inc.	28,780	987,154
Target Corp.	22,335	1,098,212
Walt Disney Co./The	13,920	438,480
YUM! Brands Inc.	25,235	985,174

Consumer Staples - 10.3%
Coca-Cola Co./The	16,690	836,503
Costco Wholesale Corp.	17,485	958,703
Diageo PLC, ADR	18,350	1,151,279
Pepsico Inc.	24,190	1,474,380
Walgreen Co.	35,415	945,580
Wal-Mart Stores Inc.	25,840	1,242,129

Energy - 10.6%
Chevron Corp.	23,045	1,563,834
ConocoPhillips	32,135	1,577,507
Noble Corp.	27,205	840,906
Schlumberger Ltd.	23,825	1,318,476
Southwestern Energy Co.*	22,507	869,670
Weatherford International Ltd.*	46,215	607,265

Financials - 14.6%
American Express Co.	15,650	621,305
Bank of New York Mellon Corp.	45,290	1,118,210
Berkshire Hathaway Inc., Class B*	14,675	1,169,451
Blackrock Inc.	7,029	1,007,959
Brookfield Asset Management Inc., Class A	29,395	664,915
Franklin Resources Inc.	11,533	994,029
Markel Corp.*	3,476	1,181,840
Morgan Stanley	36,090	837,649
US Bancorp	28,075	627,476
Wells Fargo & Co.	43,990	1,126,144

	Number of Shares	Value
Health Care - 11.4%
Allergan Inc.	10,675	$ 621,926
Baxter International	19,935	810,158
Covance Inc.*	11,285	579,146
Johnson & Johnson	24,015	1,418,326
Novartis AG, ADR	29,950	1,447,184
Quest Diagnostics Inc.	18,080	899,842
St. Jude Medical Inc.*	23,735	856,596
UnitedHealth Group Inc.	24,350	691,540

Industrials - 8.9%
3M Company	16,135	1,274,504
Aecom Technology Corp.*	42,365	976,937
ITT Corp.	14,775	663,693
Illinois Tool Works	14,025	578,952
Jacobs Engineering Group Inc.*	26,645	970,944
Waste Management Inc.	39,640	1,240,335

Information Technology - 16.7%
Cisco Systems Inc.*	83,010	1,768,943
Google Inc., Class A*	3,878	1,725,516
Hewlett-Packard Co.	16,595	718,232
IBM Corp.	13,525	1,670,067
Intel Corp.	50,205	976,487
Microsoft Corp.	88,695	2,040,872
QUALCOMM Inc.	26,385	866,484
Visa Inc., Class A	13,075	925,056

Materials - 2.3%
Ecolab Inc.	8,935	401,271
Martin Marietta Materials Inc.	4,930	418,113
Praxair Inc.	8,425	640,216

Telecommunication Services - 2.5%
AT & T	27,745	671,151
Vodaphone Group, ADR	43,830	905,966

Utilities - 3.3%
Entergy Corp.	13,160	942,519
NextEra Energy Inc.	24,450	1,192,183

Total Common Stocks (Cost $61,452,569)		$56,837,203

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 14

Madison Mosaic Equity Trust | Disciplined Equity Fund • Portfolio of Investments | June 30, 2010 | concluded

	Number of Shares	Value
REPURCHASE AGREEMENT - 10.0%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $6,564,008 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $6,435,287 (Cost $6,435,285)		$ 6,435,285

TOTAL INVESTMENTS - 98.7% (Cost $67,887,854)		$63,272,488

NET OTHER ASSETS AND LIABILITIES - 1.3%		795,427

TOTAL NET ASSETS: 100.0%		$64,067,915

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 15

Madison Mosaic Equity Trust | June 30, 2010

Balanced Fund • Portfolio of Investments (unaudited)

	Number of Shares	Value
COMMON STOCKS – 61.6%

Consumer Discretionary - 4.5%
Target Corp.	4,265	$ 209,710
Walt Disney Co./The	3,820	120,330
YUM! Brands Inc.	4,835	188,759

Consumer Staples - 10.1%
Coca-Cola Co./The
Costco Wholesale Corp.	2,885	144,596
Diageo PLC, ADR	2,565	140,639
Pepsico Inc.	2,935	184,142
Walgreen Co.	4,502	274,397
Wal-Mart Stores Inc.	6,650	177,555
	4,940	237,466
Energy - 8.0%
Chevron Corp.	3,400	230,724
Noble Corp.	4,625	142,959
Schlumberger Ltd.	4,145	229,384
Southwestern Energy Co.*	5,302	204,869
Weatherford International Ltd.*	8,440	110,902

Financials - 8.5%
Bank of New York Mellon Corp.	9,122	225,222
Berkshire Hathaway Inc., Class B*	2,995	238,671
Franklin Resources Inc.	1,598	137,732
Markel Corp.*	577	196,180
Wells Fargo & Co.	6,580	168,448

Health Care - 11.8%
Baxter International	5,065	205,841
Johnson & Johnson	4,830	285,260
Novartis AG, ADR	5,455	263,586
Quest Diagnostics Inc.	4,270	212,518
St. Jude Medical Inc.*	5,905	213,111
UnitedHealth Group Inc.	6,060	172,104

Industrials - 5.3%
3M Company	3,250	256,717
Jacobs Engineering Group Inc.*	3,365	122,621
Waste Management, Inc.	6,825	213,554

	Number of Shares	Value
Information Technology - 13.4%
Cisco Systems Inc.*	11,550	$ 246,130
Google Inc., Class A*	728	323,924
IBM Corp.	2,347	289,808
Intel Corp.	12,210	237,485
Microsoft Corp.	12,650	291,076
QUALCOMM Inc.	4,475	146,959

Total Common Stocks (Cost $7,085,535)		$ 7,043,379

	Principal Amount
DEBT INSTRUMENTS - 35.6%

Corporate Obligations - 19.5%

Consumer Discretionary - 2.3%
Costco Wholesale Corp., 5.3%, 3/15/12	$100,000	$ 107,223
Wal-Mart Stores Inc., 4.75%, 8/15/10	150,000	150,058

Consumer Staples - 1.9%
Kraft Foods Inc., 5.625%, 11/1/11	100,000	105,262
Sysco Corp. 5.25%, 2/12/18	100,000	112,083

Energy - 3.4%
Devon Energy Corp., 6.3%, 1/15/19	100,000	116,044
Marathon Oil Corp., 6.0%, 10/1/17	100,000	111,899
Valero Energy Corp., 6.875%, 4/15/12	150,000	161,562

Financials - 4.9%
Allstate Corp., 6.2%, 5/16/14	100,000	113,534
American Express Co., 4.875%, 7/15/13	150,000	160,267
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	44,358
General Electric Capital Corp., 4.8%, 5/1/13	100,000	106,678
Wachovia Corp., 5.25%, 8/1/14	125,000	132,494

Health Care - 1.3%
Abbott Laboratories, 5.6%, 11/30/17	125,000	145,320

Industrials - 1.0%
United Parcel Service, 5.5%, 1/15/18	100,000	114,615

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 16

Madison Mosaic Equity Trust | Balanced Fund • Portfolio of Investments | June 30, 2010 | concluded

	Principal Amount	Value
DEBT INSTRUMENTS (continued)
Corporate Obligations (continued)

Information Technology - 2.8%
Cisco Systems Inc., 5.25%, 2/22/11	100,000	$ 102,735
Hewlett-Packard Co., 4.5%, 3/1/13	100,000	108,008
Oracle Corp., 4.95%, 4/15/13	100,000	109,457

Telecommunication Services - 1.9%
AT & T Broadband, 8.375%, 3/15/13	55,000	63,727
Verizon New England, 6.5%, 9/15/11	150,000	158,461

US Government & Agency Obligations - 16.1%

Fannie Mae - 3.2%
Fannie Mae, 6.625%, 11/15/10	200,000	204,851
Fannie Mae, 4.875%, 5/18/12	150,000	161,663

Federal Home Loan Bank - 3.3%
Federal Home Loan Bank, 4.375% 9/17/10	200,000	201,763
Federal Home Loan Bank, 5.5% 8/13/14	150,000	173,074

Freddie Mac - 1.5%
Freddie Mac, 4.875%, 11/15/13	150,000	167,783

U.S. Treasury Notes - 8.1%
US Treasury Note, 5.125%, 6/30/11	150,000	157,084
US Treasury Note, 1.00%, 7/31/11	275,000	276,762
US Treasury Note, 4.25%, 8/15/14	100,000	111,164
US Treasury Note, 3.125%, 10/31/16	175,000	183,600
US Treasury Note, 3.75%, 11/15/18	185,000	199,365

Total Debt Instruments (Cost $3,855,012)		$ 4,060,894

	Principal Amount	Value
REPURCHASE AGREEMENT - 2.4%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $280,529 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $275,028 (Cost $275,028)		$ 275,028

TOTAL INVESTMENTS - 99.6% (Cost $11,215,575)		$11,379,301

NET OTHER ASSETS AND LIABILITIES - 0.4%		46,871

NET ASSETS - 100.0%		$11,426,172

*Non-income producing

See accompanying Notes to Financial Statements.

Semi-Annual Report 17

Madison Mosaic Equity Trust | June 30, 2010

Statements of Assets and Liabilities (unaudited)

	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$35,042,679	$129,908,597	$1,179,868	$56,837,203	$11,104,273
Repurchase agreements	1,911,532	11,728,687	111,213	6,435,285	275,028
Total investments*	36,954,211	141,637,284	1,291,081	63,272,488	11,379,301
Receivables
Dividends and interest	18,450	63,574	877	76,106	51,527
Capital shares sold	29,982	207,211	1,099	1,371,276	2,506
Total assets	37,002,643	141,908,069	1,293,057	64,719,870	11,433,334

LIABILITIES
Payables
Investment securities purchased	–	903,685	3,416	647,389	–
Dividends	–	–	–	–	2,166
Capital shares redeemed	83,243	45,120	–	441	1,408
Auditor fees	6,750	10,846	625	3,750	2,713
Independent trustee fees	3,875	3,875	–	375	875
Total liabilities	93,868	963,526	4,041	651,955	7,162

NET ASSETS	$36,908,775	$140,944,543	$1,289,016	$64,067,915	$11,426,172

Net assets consists of:
Paid in capital	44,609,737	153,620,273	1,181,785	68,331,955	11,821,340
Undistributed net investment income (loss)	103,276	(324,956)	(2,794)	190,050	–
Accumulated net realized gains (losses)	(6,406,072)	(15,451,518)	68,521	161,276	(558,894)
Net unrealized appreciation (depreciation) on investments	(1,398,166)	3,100,744	41,504	(4,615,366)	163,726
Net assets	$36,908,775	$140,944,543	$1,289,016	$64,067,915	$11,426,172

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,683,078	15,265,651	111,553	5,971,913	736,595

NET ASSET VALUE PER SHARE	$13.76	$9.23	$11.56	$10.73	$15.51

*INVESTMENT SECURITIES, AT COST	$38,352,377	$138,536,540	$1,249,577	$67,887,854	$11,215,575

See accompanying Notes to Financial Statements.

Semi-Annual Report 18

Madison Mosaic Equity Trust

Statements of Operations (unaudited)

For the six-months ended June 30, 2010
	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 89	$ 452	$ –	$ 182	$ 83,411
Dividend income	300,447	594,373	4,961	425,299	61,612
Total investment income	300,536	594,825	4,961	425,481	145,023

EXPENSES (Notes 3 and 5)
Investment advisory fees	149,439	549,665	4,653	178,357	45,248
Other expenses:
Service agreement fees	33,321	351,520	2,477	78,733	24,736
Auditor fees	6,750	10,846	625	3,750	2,713
Independent trustee fees	7,750	7,750	–	750	1,750
Other expenses waived	–	–	–	(26,159)	–
Total other expenses	47,821	370,116	3,102	57,074	29,199
Total expenses	197,260	919,781	7,755	235,431	74,447

NET INVESTMENT INCOME (LOSS)	103,276	(324,956)	(2,794)	190,050	70,576

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	402,025	3,131,777	47,959	605,804	199,240
Change in net unrealized depreciation of investments	(4,059,143)	(7,733,771)	(94,108)	(5,866,970)	(857,993)

NET LOSS ON INVESTMENTS	(3,657,118)	(4,601,994)	(46,149)	(5,261,166)	(658,753)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,553,842)	$(4,926,950)	$ (48,943)	$(5,071,116)	$ (588,177)

See accompanying Notes to Financial Statements.

Semi-Annual Report 19

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the period indicated
	Investors Fund		Mid-Cap Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 103,276	$ 128,323	$ (324,956)	$ (409,288)
Net realized gain (loss) on investments	402,025	(2,987,073)	3,131,777	(1,427,953)
Net unrealized appreciation (depreciation) on investments	(4,059,143)	12,637,531	(7,733,771)	30,861,589
Net increase (decrease) in net assets resulting from operations	(3,553,842)	9,778,781	(4,926,950)	29,024,348

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	(144,107)	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	778,541	2,019,018	5,323,926	22,559,315

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,775,301)	11,653,692	396,976	51,583,663

NET ASSETS
Beginning of period	$39,684,076	$28,030,384	$140,547,567	$ 88,963,904
End of period	$36,908,775	$39,684,076	$140,944,543	$140,547,567

	Small/Mid-Cap Fund		Disciplined Equity Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,*	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ (2,794)	$ (2,595)	$ 190,050	$ 47,510
Net realized gain (loss) on investments	47,959	109,107	605,804	(104,959)
Net unrealized appreciation (depreciation) on investments	(94,108)	135,612	(5,866,970)	2,142,872
Net increase (decrease) in net assets resulting from operations	(48,943)	242,124	(5,071,116)	2,085,423

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	–	–	–	(47,510)
From net capital gains	–	(85,950)	–	–
Total distributions	–	(85,950)	–	(47,510)

CAPITAL SHARE TRANSACTIONS (Note 7)	281,946	899,839	27,688,902	36,340,532

TOTAL INCREASE IN NET ASSETS	233,003	1,056,013	22,617,786	38,378,445

NET ASSETS
Beginning of period	$1,056,013	$ –	$41,450,129	$ 3,071,684
End of period	$1,289,016	$1,056,013	$64,067,915	$41,450,129

* Inception of Fund was December 31, 2008 with effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Semi-Annual Report 20

Madison Mosaic Equity Trust | Statements of Changes in Net Assets | concluded

For the period indicated

	Balanced Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 70,576	$ 126,787
Net realized gain (loss) on investments	199,240	(382,279)
Net unrealized appreciation (depreciation) on investments	(857,993)	2,662,360
Net increase (decrease) in net assets resulting from operations	(588,177)	2,406,868

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(70,576)	(126,787)

CAPITAL SHARE TRANSACTIONS (Note 7)	(34,086)	(299,992)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(692,839)	1,980,089

NET ASSETS
Beginning of period	$12,119,011	$10,138,922
End of period	$11,426,172	$12,119,011

See accompanying Notes to Financial Statements.

Semi-Annual Report 21

Madison Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.07	$11.31	$18.44	$20.57	$18.81	$20.82
Investment operations:
Net investment income	0.04	0.05	0.08	0.20	0.09	0.06
Net realized and unrealized gain (loss) on investments	(1.35)	3.76	(6.28)	(0.21)	3.02	(0.62)
Total from investment operations	(1.31)	3.81	(6.20)	(0.01)	3.11	(0.56)
Less distributions:
From net investment income	–	(0.05)	(0.08)	(0.20)	(0.09)	(0.06)
From net capital gains	–	–	(0.85)	(1.92)	(1.26)	(1.39)
Total distributions	–	(0.05)	(0.93)	(2.12)	(1.35)	(1.45)
Net asset value, end of period	$13.76	$15.07	$11.31	$18.44	$20.57	$18.81
Total return (%)	(8.69)	33.73	(33.40)	(0.18)	16.55	(2.81)
Ratios and supplemental data
Net assets, end of period (in thousands)	$36,909	$39,684	$28,030	$55,991	$176,861	$130,339
Ratio of expenses to average net assets (%)	0.981	1.00	1.05	0.94	0.95	0.94
Ratio of net investment income to average net assets (%)	0.511	0.40	0.47	0.78	0.55	0.29
Portfolio turnover (%)	18	74	47	51	52	41

MID-CAP FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.55	$7.67	$12.87	$13.04	$11.99	$12.52
Investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.30)	1.91	(4.71)	1.15	1.98	0.12
Total from investment operations	(0.32)	1.88	(4.74)	1.13	1.96	0.07
Less distributions from capital gains	–	–	(0.46)	(1.30)	(0.91)	(0.60)
Net asset value, end of period	$9.23	$9.55	$7.67	$12.87	$13.04	$11.99
Total return (%)	(3.35)	24.51	(36.61)	8.62	16.32	0.55
Ratios and supplemental data
Net assets, end of period (in thousands)	$140,945	$140,548	$88,964	$146,378	$147,122	$146,266
Ratio of expenses to average net assets (%)	1.251	1.26	1.26	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	(0.44)1	(0.36)	(0.33)	(0.18)	(0.18)	(0.37)
Portfolio turnover (%)	30	63	76	43	47	46

1Annualized.

See accompanying Notes to Financial Statements.
Madison Mosaic Equity Trust | Financial Highlights | continued

Semi-Annual Report 22

Selected data for a share outstanding for the periods indicated.

SMALL/MID-CAP FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009
Net asset value, beginning of year	$11.92	$10.00*
Investment operations:
Net investment loss	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.33)	3.01
Total from investment operations	(0.36)	2.98
Less distribution:
From net capital gains	–	(1.06)
Net asset value, end of year	$11.56	$11.92
Total return (%)	(3.02)	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,289	$1,056
Ratio of expenses to average net assets (%)	1.241	1.24
Ratio of net investment loss to average net assets (%)	(0.45)1	(0.31)
Portfolio turnover (%)	35	74

DISCIPLINED EQUITY FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.66	$8.81	$13.78	$14.07	$12.61	$13.38
Investment operations:
Net investment income	0.05	0.01	0.09	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.98)	2.85	(4.80)	1.21	2.05	(0.35)
Total from investment operations	(0.93)	2.86	(4.71)	1.27	2.12	(0.32)
Less distributions:
From net investment income	–	(0.01)	(0.09)	(0.06)	(0.07)	(0.03)
From net capital gains	–	–	(0.17)	(1.50)	(0.59)	(0.42)
Total distributions	–	(0.01)	(0.26	(1.56)	(0.66)	(0.45)
Net asset value, end of period	$10.73	$11.66	$8.81	$13.78	$14.07	$12.61
Total return (%)	(7.98)	32.50	(34.20)	9.05	16.83	(2.34)
Ratios and supplemental data
Net assets, end of period (in thousands)	$64,068	$41,450	$3,072	$4,499	$4,081	$3,608
Ratio of expenses to average net assets before fee waiver (%)	1.091	1.06	1.14	1.26	1.27	1.25
Ratio of expenses to average net assets after fee waiver (%)	0.981	0.96	1.06	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.681	0.49	0.72	0.41	0.54	0.24
Ratio of net investment income to average net assets after fee waiver (%)	0.791	0.60	0.80	N/A	N/A	N/A
Portfolio turnover (%)	18	62	63	70	54	122

1Annualized.
* Inception of Fund was December 31, 2008 with effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Semi-Annual Report 23

Madison Mosaic Equity Trust | Financial Highlights | concluded

Selected data for a share outstanding for the periods indicated.

BALANCED FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.39	$13.29	$17.62	$18.39	$17.40	$19.51
Investment operations:
Net investment income	0.10	0.17	0.25	0.28	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.88)	3.10	(3.72)	0.13	1.84	(0.60)
Total from investment operations	(0.78)	3.27	(3.47)	0.41	2.07	(0.42)
Less distributions:
From net investment income	(0.10)	(0.17)	(0.25)	(0.28)	(0.23)	(0.18)
From net capital gains	–	–	(0.61)	(0.90)	(0.85)	(1.51)
Total distributions	(0.10)	(0.17)	(0.86)	(1.18)	(1.08)	(1.69)
Net asset value, end of period	$15.51	$16.39	$13.29	$17.62	$18.39	$17.40
Total return (%)	(4.81)	24.82	(19.92)	2.24	11.96	(2.16)
Ratios and supplemental data
Net assets, end of period (in thousands)	$11,426	$12,119	$10,139	$13,800	$16,267	$17,514
Ratio of expenses to average net assets (%)	1.221	1.25	1.24	1.22	1.22	1.21
Ratio of net investment income to average net assets (%)	1.161	1.19	1.49	1.47	1.24	0.88
Portfolio turnover (%)	18	57	50	42	35	34

1Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report 24

Madison Mosaic Equity Trust | June 30, 2010 (unaudited)

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (the "Funds"): the Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund, each of whose objectives and strategies are described in the Funds’ prospectus. A sixth Trust portfolio, available to certain institutional investors (as defined in the portfolio’s prospectus), presents its financial information in a separate report.

Securities Valuation: The Funds adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Funds utilize a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Funds’ investments carried on the Statements of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010 (unaudited):

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Madison Mosaic Equity Trust | Notes to Financal Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Investors
Common Stocks	$ 35,042,679	$ –	$ –	$ 35,042,679
Repurchase Agreement	–	1,911,532	–	1,911,532
Total	$ 35,042,679	$1,911,532	–	$ 36,954,211

Mid-Cap
Common Stocks	$129,908,597	$ –	$ –	$129,908,597
Repurchase Agreement	–	11,728,687	–	11,728,687
Total	$129,908,597	$11,728,687	$ –	$141,637,284

Small/Mid-Cap
Common Stocks	$ 1,149,078	$ –	$ –	$ 1,149,078
Investment Companies	30,790	–	–	30,790
Repurchase Agreement	–	111,213	–	111,213
Total	$ 1,179,868	$ 111,213	$ –	$ 1,291,081

Disciplined Equity
Common Stocks	$ 56,837,203	$ –	$ –	$ 56,837,203
Repurchase Agreement	–	6,435,285	–	6,435,285
Total	$ 56,837,203	$6,435,285	$ –	$ 63,272,488

Balanced
Common Stocks	$ 7,043,379	$ –	$ –	$ 7,043,379
Corporate Obligations	–	2,223,785	–	2,223,785
U.S. Treasury & Agency Obligations	–	1,837,109	–	1,837,1090
Repurchase Agreement	–	275,028	–	275,028
Total	$ 7,043,379	$4,335,922	$ –	$ 11,379,301
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the Funds’ financial statements as the Funds currently do not hold derivative financial instruments.

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. For the six-months ended June 30, 2010, none of the Funds had securities that transferred between classification levels.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses,

Semi-Annual Report 26

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2009 and 2008 was as follows:

	2009	2008
Investors Fund:
Distributions paid from:
Ordinary income	$ 144,107	$ 182,000
Short-term capital gains	–	341,483
Long-term capital gains	–	1,636,061
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$ –	$2,196,654
Long-term capital gains	–	2,917,991
Small/Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$ 85,950	$ –
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$ 47,510	$ 31,772
Long-term capital gains	–	55,612
Balanced Fund:
Distributions paid from:
Ordinary income	$ 126,787	$ 183,567
Short-term capital gains	–	32,244
Long-term capital gains	–	409,833

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows (unaudited):

Investors Fund:
Undistributed net investment income	$ 103,276
Accumulated net realized losses	(6,300,114)
Net unrealized depreciation on investments	(1,504,124)
$ (7,700,962)
Mid-Cap Fund:
Undistributed net investment loss	$ (324,956)
Accumulated net realized losses	(13,995,297)
Net unrealized appreciation on investments	1,644,523
$(12,675,730)
Small/Mid-Cap Fund:
Undistributed net investment loss	$ (2,794)
Accumulated net realized gains	68,521
Net unrealized appreciation on investments	41,504
$107,231
Disciplined Equity Fund:
Undistributed net investment income	$ 190,050
Accumulated net realized gains	162,940
Net unrealized depreciation on investments	(4,617,030)
$(4,264,040)
Balanced Fund:
Accumulated net realized losses	$ (531,167)
Net unrealized appreciation on investments	135,999
$ (395,168)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of FASB guidance on accounting for uncertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and for the six-months ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2009, capital loss carryovers available to offset future capital gains for federal income tax purposes were as follows:

Expiration Date	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund
December 31, 2010	$ 130,741	–	–
December 31, 2016	2,376,096	$8,967,149	$234,547
December 31, 2017	4,195,302	8,159,925	208,317

Balanced Fund
December 31, 2016	$235,669
December 31, 2017	494,738

Semi-Annual Report 27

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2010, the Investors Fund had approximately a 7.4% interest, the Mid-Cap Fund approximately a 45.7% interest, the Small/Mid-Cap Fund approximately a 0.4% interest, the Disciplined Equity Fund approximately a 25.1% interest and  the Balanced Fund approximately a 1.1% interest in the consolidated repurchase agreement of $25,674,778 collateralized by $26,188,339 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $25,674,785.

3. Investment Advisory Fees. For the period covered by this report, the investment adviser to the Trust, Madison Investment Advisors, Inc. and Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (together, the "Adviser"), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2010 were as follows (unaudited):

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	–	–
Other	$7,758,015	$6,710,204
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$46,476,453	$40,853,986
Small/Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$662,342	$401,553
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$30,530,389	$8,037,664
Balanced Fund:
U. S. Gov’t Securities	$453,216	$332,735
Other	$1,697,587	$1,901,409

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage was 0.50% for the Small/Mid-Cap Fund and 0.35% for the Disciplined Equity Fund. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.11% of this fee. This waiver may end at any time. The direct expenses paid by the Small/Mid-Cap Fund and Disciplined Equity Fund (described below) come out of this fee.

The percentage for the Balanced Fund was 0.41% plus 0.08% for payment of direct expenses described below. For the Investors Fund, this fee was capped at 0.24% on the Fund’s assets at current levels. The direct expenses noted below are paid out of this capped fee. For the Mid-Cap Fund, this fee was 0.48% on the first $150 million and 0.45% on all assets greater than $150 million plus 0.02% for payment of direct expenses described below.

The Funds pay the expenses of the Funds’  Independent Trustees directly. For the six-months ended June 30, 2010, these fees were $7,750, $7,750, $0, $750 and $1,750, for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

Semi-Annual Report 28

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

The Funds also pay the expenses of the Funds’  independent registered public accountants directly. For the six-months ended June 30, 2010, the amounts expensed for these fees were $6,750, $10,846, $625, $3,750 and $2,713 for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2010 (unaudited):

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$38,458,335	$139,992,761
Gross unrealized appreciation	1,527,237	7,576,695
Gross unrealized depreciation	(3,031,361)	(5,932,172)
Net unrealized appreciation (depreciation)	$ (1,504,124)	$ 1,644,523

	Small/ Mid-Cap Fund	Disciplined Equity Fund
Aggregate Cost	$1,249,577	$67,889,518
Gross unrealized appreciation	94,451	348,166
Gross unrealized depreciation	(52,947)	(4,965,196)
Net unrealized appreciation (depreciation)	$ 41,504	$(4,617,030)

Balanced Fund
Aggregate Cost	$11,243,302
Gross unrealized appreciation	618,430
Gross unrealized depreciation	(482,431)
Net unrealized appreciation	$ 135,999

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2010	2009
In Dollars
Shares sold	$4,496,056	$6,615,204
Shares issued in reinvestment of dividends	–	134,890
Total shares issued	4,496,056	6,750,094
Shares redeemed	(3,717,515)	(4,731,076)
Net increase	$ 778,541	$2,019,018

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund (cont.)	2010	2009
In Shares
Shares sold	294,871	528,650
Shares issued in reinvestment of dividends	–	8,951
Total shares issued	294,871	537,601
Shares redeemed	(245,055)	(381,744)
Net increase	49,816	155,857

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Mid-Cap Fund	2010	2009
In Dollars
Shares sold	$20,962,142	$46,974,339
Shares issued in reinvestment of dividends	–	–
Total shares issued	20,962,142	46,974,339
Shares redeemed	(15,638,216)	(24,415,024)
Net increase	$ 5,323,926	$22,559,315

In Shares
Shares sold	2,153,122	6,112,573
Shares issued in reinvestment of dividends	–	–
Total shares issued	2,153,122	6,112,573
Shares redeemed	(1,603,583)	(2,997,580)
Net increase	549,539	3,114,993

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Small/Mid-Cap Fund	2010	2009
In Dollars
Shares sold	$308,938	$967,188
Shares issued in reinvestment of dividends	–	85,951
Total shares issued	308,938	1,053,139
Shares redeemed	(26,992)	(153,300)
Net increase	$281,946	$899,839
In Shares
Shares sold	25,224	96,421
Shares issued in reinvestment of dividends	–	7,139
Total shares issued	25,224	103,560
Shares redeemed	(2,231)	(15,000)
Net increase	22,993	88,560

Semi-Annual Report 29

Madison Mosaic Equity Trust | Notes to Financal Statements | concluded

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Disciplined Equity Fund	2010	2009
In Dollars
Shares sold	$27,818,866	$36,598,913
Shares issued in reinvestment of dividends	–	47,426
Total shares issued	27,818,866	36,646,339
Shares redeemed	(129,964)	(305,807)
Net increase	$27,688,902	$36,340,532

In Shares
Shares sold	2,429,459	3,232,595
Shares issued in reinvestment of dividends	–	4,068
Total shares issued	2,429,459	3,236,663
Shares redeemed	(11,193)	(31,636)
Net increase	2,418,266	3,205,027

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Balanced Fund	2010	2009
In Dollars
Shares sold	$480,169	$ 596,811
Shares issued in reinvestment of dividends	65,805	115,728
Total shares issued	545,974	712,539
Shares redeemed	(580,060)	(1,012,531)
Net decrease	$(34,086)	$(299,992)

In Shares
Shares sold	28,558	40,612
Shares issued in reinvestment of dividends	4,061	8,145
Total shares issued	32,619	48,757
Shares redeemed	(35,304)	(72,138)
Net decrease	(2,685)	(23,381)

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit of $13 million, $4 million, $1 million and $35 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the six-months ended June 30, 2010, the Investors, Mid-Cap, Disciplined Equity and Balanced Funds did not borrow on their respective lines of credit.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements through August 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Semi-Annual Report 30

Madison Mosaic Equity Trust

Other Information

Fund Expenses (unaudited)
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2010 and held for the six-months ended June 30, 2010.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$913.07	0.98%	$4.83
Mid-Cap Fund	$1,000.00	$966.49	1.25%	$6.24
Small/Mid-Cap Fund	$1,000.00	$969.80	1.24%	$6.22
Disciplined Equity Fund	$1,000.00	$920.24	0.98%*	$4.81
Balanced Fund	$1,000.00	$951.94	1.22%	$6.07
*After fee waiver. See Note 5.
1For the six-months ended June 30, 2010.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.05	0.98%	$4.94
Mid-Cap Fund	$1,000.00	$1,025.05	1.25%	$6.25
Small/Mid-Cap Fund	$1,000.00	$1,025.05	1.24%	$6.21
Disciplined Equity Fund	$1,000.00	$1,025.05	0.98%*	$4.92
Balanced Fund	$1,000.00	$1,025.05	1.22%	$6.15
*After fee waiver. See Note 5.
1For the six-months ended June 30, 2010.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-Annual Report 31

Madison Mosaic Equity Trust | Other Information | concluded

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Semi-Annual Report 32

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS)

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT

Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder Service

Toll-free nationwide: 888-670-3600
550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-03615

Madison Mosaic Equity Trust
Madison Institutional Equity Option Fund (MADOX)

Semi-Annual Report (unaudited)
June 30, 2010

Active Equity Management Combined With a Covered Call Option Strategy

MADOX | Madison Institutional Equity Option Fund

Table of Contents

Review of Period	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Other Information	14

MADOX | Madison Institutional Equity Option Fund

Review of Period
What happened in the market during the first half of 2010?

The first half of the year witnessed a dramatic shift in the stock market and investor sentiment. Through the first quarter and early second quarter, U.S. stock markets continued the rally which began in March 2009. Growing economic and European sovereign debt concerns had little negative effect on investor sentiment as stock prices moved higher regardless of the growing underlying fundamental risks. As the second quarter progressed, it became increasingly clear that the sovereign debt crisis in Europe, and the correspondingly weaker Euro would begin to have a real-time detrimental impact on U.S. economic growth. At a minimum, U.S. exports to Europe would be notably curtailed. Meanwhile, the Gulf of Mexico oil disaster, which stemmed from a horrific drilling rig explosion on April 20th, slowly began to be recognized for what it was and is — an environmental and economic catastrophe for the Gulf Coast region. Finally, later in the second quarter, various reports began to indicate that U.S. economic growth appeared to be cooling. Given the previously buoyant mood of equity investors, the markets responded quite negatively to these unfolding developments, with the S&P 500 declining some 15% from the April highs and ending the first six months of the year with a negative return of -6.65%.

As the market shifted, sector leadership also shifted as economically sensitive and cyclical sectors such as Technology and Consumer Discretionary ceded leadership to more defensive sectors such as Consumer Staples, Utilities and Health Care. As the market correction gathered steam in May and June, correlation between stocks increased as a general movement away from equities impacted all areas of the market. This made it more challenging to add value through stock selection as there was very little differentiation between high/low quality stocks and growth/value stocks. As the overall market stabilizes in coming months, we would expect investors to gravitate toward higher quality companies with strong fundamental attributes. This trend would be beneficial for the fund.

With the market’s change in direction came an increase in volatility as investors ran for the sideline in the later part of the second quarter. The CBOE VIX Index, a key measure of market volatility, soared from a level of near 15 in early April to 45 by mid-May before settling just below 25 at the end of June. This increase in volatility led to rising option premiums, improving the fund’s ability to maintain a high income level and provide downside protection.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/10
Consumer Discretionary	8.1%
Energy	11.9%
Exchange Traded Funds	3.9%
Financials	25.1%
Health Care	22.1%
Information Technology	19.8%
Materials	2.1%
Cash & Other	7.0%

How did the fund perform given the marketplace conditions during the first six months of 2010?

Given the diverse and difficult market conditions during the first half of 2010, the fund performed in line with expectations as the fund’s Net Asset Value (NAV) declined -8.54% behind the S&P 500’s decline of -6.65% but ahead of the CBOE S&P BuyWrite Index (BXM) which declined -9.29%. During the early months of the year the fund lagged the S&P 500 Index which is typical of a covered call strategy in a strong upwardly trending market. This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January. With the market appearing expensive following such a strong year-long rally, the fund was awaiting opportunities to reinvest on weakness. Such an opportunity presented itself in May and June as the market corrected and the cash position was worked lower by purchasing high-quality companies at significantly more attractive prices than earlier in the period. During the market correction, the fund performance relative to the S&P 500 improved dramatically, overtaking the performance of the BXM Index and approaching that of the S&P 500. As cash was redeployed later in the period,

Semi-Annual Report 1

MADOX | Madison Institutional Equity Option Fund | Review of Period | continued

call writing accelerated and benefitted from higher market volatility and correspondingly higher option premiums.

Describe the fund’s portfolio equity and option structure.

As of June 30, 2010, the fund held 38 equity securities and unexpired covered call options had been written against 37% of the fund’s stock holdings. During the six-month period, the fund generated premiums of $155,143 from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options. As of June 30, 94% of the fund’s call options (15 of 16 different options) remained "out-of-the-money" (out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). The number of "out-of-the-money" options has increased from the beginning of the year as the market correction has held many share prices below their corresponding option strike prices. As the market begins to improve, the fund’s managers intend to increasingly cover a greater percentage of the portfolio in order to take advantage of higher call option premiums available since the market volatility increased in late April.

Which sectors are prevalent in the fund?

From a sector perspective, the fund’s largest exposure as of June 30, 2010 was to the Financial Sector followed by Health Care, Technology (and technology related), Energy and Consumer Discretionary. The fund had a small weighting in the Materials sector and was absent the Consumer Staples, Telecommunication Services and Utilities Sectors, which although defensive in nature, typically provide less attractive call writing opportunities.

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams.

Once we have selected what we believe are attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund in 2010?

Our perspective on the economy is that we are experiencing more of a soft patch than the beginning of a double-dip recession. Although leading economic indicators settled back somewhat and gave credence to a slowdown, we believe we are at an economically self-sustaining level. Interest rates are low, the economy is growing, corporate profits are nearing record levels, corporate balance sheets are strong and credit is available again. All of these elements are polar opposites of 2008 (when the U.S. last went into a recession). With that backdrop, we believe a double-dip recession is unlikely; instead, we are expecting the economy to continue to move ahead at a slow pace.

One could argue that the equity markets have already made good progress over the past couple of months in adjusting and lowering longer-term expectations to much more realistic levels. We believe we will continue to see earnings growth in the second half of the year, albeit at a more modest pace. Overall, this is positive for equities. We also believe that volatility will remain elevated for many months

Semi-Annual Report 2

MADOX | Madison Institutional Equity Option Fund | Review of Period | concluded

to come as the market digests conflicting news on economic, earnings and global issues.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
UnitedHealth Group Inc.	4.80%
Capital One Financial Corp.	4.59%
Biogen Idec	4.50%
Powershares QQQ Nasdaq 100	4.05%
Mylan Inc.	3.88%
Exxon Mobil Corp.	3.46%
Google Inc., Class A	3.38%
Lowe’s Cos. Inc.	3.33%
Morgan Stanley	3.30%
Bank of New York Mellon Corp.	3.28%

Semi-Annual Report 3

MADOX | Madison Institutional Equity Option Fund | June 30, 2010

Portfolio of Investments (unaudited)
Number of Shares		Value
COMMON STOCKS - 95.6%
	Consumer Discretionary - 8.4%
10,000	American Eagle Outfitters Inc.	$ 117,500
4,000	Best Buy Co. Inc.	135,440
400	Garmin Ltd.	11,672
8,600	Lowe’s Cos. Inc.	175,612
	Energy:12.2%
3,194	Exxon Mobil Corp.	182,282
4,000	Noble Corp.	123,640
2,000	Schlumberger Ltd.	110,680
2,100	Transocean Ltd.*	97,293
10,000	Weatherford Intl Ltd.*	131,400
	ETFs - 4.1%
5,000	Powershares QQQ Nasdaq 100	213,550
	Financials - 24.6%
7,878	Bank of America Corp.	113,207
7,000	Bank of New York Mellon Corp.	172,830
6,000	Capital One Financial Corp.	241,800
14,000	Citigroup Inc.*	52,640
1,200	Goldman Sachs Group Inc./The	157,524
12,000	Marshall & Ilsley Corp.	86,160
7,500	Morgan Stanley	174,075
5,000	State Street Corp.	169,100
5,000	Wells Fargo & Co.	128,000
	Health Care - 22.7%
5,000	Biogen Idec*	237,250
2,100	Celgene Corp.*	106,722
2,000	Genzyme Corp.*	101,540
5,000	Gilead Sciences Inc.*	171,400
12,000	Mylan Inc.*	204,480
8,500	Pfizer Inc.	121,210
8,900	UnitedHealth Group Inc.	252,760
	Insurance - 1.2%
9,000	MGIC Investment Corp.*	62,010
Number of Shares		Value
	Information Technology - 20.3%
3,800	Adobe Systems Inc.*	$ 100,434
20,000	Brocade Communications Systems Inc.*	103,200
5,000	Cisco Systems Inc.*	106,550
4,200	EMC Corp.*	76,860
19,000	Flextronics International Ltd.*	106,400
400	Google Inc., Class A*	177,980
5,000	QUALCOMM Inc.	164,200
6,000	Symantec Corp.*	83,280
1,800	Visa Inc., Class A	127,350
1,000	Zebra Technologies Corp., Class A*	25,370
	Materials - 2.1%
1,900	Freeport-McMoRan Copper & Gold Inc.	112,346
	Total Common Stocks (Cost $8,291,979)	5,035,747
SHORT-TERM INVESTMENTS:
REPURCHASE AGREEMENT - 7.2%
With U.S. Bank National Association issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $388,159 in Freddie Mac MBS #G11649 due 2/1/20. Proceeds at maturity are $380,547 (Cost $380,547)		380,547
TOTAL INVESTMENTS - 102.8% (Cost $8,672,526)		5,416,294
NET OTHER ASSETS AND LIABILITIES - (2.2)%		(115,790)
Total Call Options Written - (0.6)%		(31,461)
NET ASSETS - 100.0%		$5,269,043
*Non-income producing.

See accompanying Notes to Financial Statements.

Semi-Annual Report 4

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | June 30, 2010 | concluded

Contracts (100 shares per contract)	CALL OPTIONS WRITTEN	Expiration Date	Exercise Price	Market Value
40	BestBuyCo.Inc.	December2010	$44.00	$2,420
50	Biogen Idec	October 2010	55.00	3,875
60	Capital One Financial Corp.	September 2010	49.00	3,690
50	Cisco Systems Inc.	October 2010	26.00	975
42	EMC Corp.	July 2010	18.00	2,688
70	Flextronics International Ltd.	October 2010	7.50	700
4	Garmin Ltd.	July 2010	33.00	34
86	Lowe’s Cos. Inc.	July 2010	25.00	129
35	Morgan Stanley	October 2010	30.00	875
90	Mylan Inc.	October 2010	22.00	1,350
50	Powershares QQQ Nasdaq 100	September 2010	46.00	4,800
20	Schlumberger Ltd.	January 2011	65.00	7,100
60	Symantec Corp.	January 2011	17.50	2,250
100	Weatherford International Ltd.	August 2010	19.00	300
50	Wells Fargo & Co.	July 2010	30.00	175
10	Zebra Technologies Corp.	August 2010	30.00	100

	TOTAL CALL OPTIONS WRITTEN (Premiums Received $163,375)			$31,461

See accompanying Notes to Financial Statements.

Semi-Annual Report 5

MADOX | Madison Institutional Equity Option Fund | June 30, 2010

Statement of Assets and Liabilities (unaudited)

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$5,035,747
Repurchase agreements	380,547
Total investments (cost $8,672,526)	5,416,294
Dividends and interest receivable	2,023
Total assets	5,418,317

LIABILITIES
Options written, at value (premiums received of $163,375)	31,461
Payables
Investment securities purchased	114,413
Auditor fees	2,650
Independent trustee fees	750
Total liabilities	149,274

NET ASSETS	$5,269,043

Net assets consists of:
Paid in capital	9,525,735
Undistributed net investment income (loss)	(5,150)
Accumulated net realized loss on investments and options transactions	(1,127,224)
Net unrealized depreciation on investments and options transactions	(3,124,318)
Net assets	$5,269,043

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	390,605

NET ASSET VALUE PER SHARE	$13.49

See accompanying Notes to Financial Statements.

Semi-Annual Report 6

MADOX | Madison Institutional Equity Option Fund

Statements of Operations (unaudited)

For the six-months ended June 30, 2010

INVESTMENT INCOME (Note 1)
Interest income	$ 99
Dividend income	18,179
Total investment income	18,278

EXPENSES (Notes 3 and 5)
Investment advisory fees	22,806
Performance fulcrum fee	(5,460)
Other expenses:
Service agreement fees	1,932
Auditor fees	2,650
Independent trustee fees	1,500
Total other expenses	6,082
Total expenses	23,428

NET INVESTMENT INCOME	(5,150)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(53,420)
Options	109,983
Net unrealized appreciation (depreciation) on:
Investments	(772,924)
Options	227,028

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(489,333)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (494,483)

See accompanying Notes to Financial Statements.

Semi-Annual Report 7

MADOX | Madison Institutional Equity Option Fund

Statements of Changes in Net Assets

For the period indicated

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ (5,150)	$ 3,540
Net realized gain (loss) on investments and options transactions	56,563	(867,555)
Net unrealized appreciation (depreciation) on investments and options transactions	(545,896)	2,212,483
Net increase (decrease) in net assets resulting from operations	(494,483)	1,348,468

DISTRIBUTION TO SHAREHOLDERS
From net investment income	–	(5,373)
From net capital gains	–	–
Total distributions	–	(5,373)

CAPITAL SHARE TRANSACTIONS (Note 7)	(273,401)	51,981

NET INCREASE (DECREASE) IN NET ASSETS	$ (767,884)	$1,395,076

NET ASSETS
Beginning of period	$6,036,927	$4,641,851
End of period	$5,269,043	$6,036,927

See accompanying Notes to Financial Statements.

Semi-Annual Report 8

MADOX | Madison Institutional Equity Option Fund | June 30, 2010

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,			For the period March 31, 2006* through
	2010	2009	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$14.75	$11.44	$18.13	$21.18	$20.00
Investment Operations
Net investment income	(0.01)	0.01	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and options transactions	(1.25)	3.31	(5.40)	(0.84)	1.44
Total from investment operations	(1.26)	3.32	(5.25)	(0.71)	1.54
Less distributions from:
Net investment income	–	(0.01)	(0.15)	(0.13)	(0.10)
Capital gains	–	–	(1.29)	(2.21)	(0.26)
Total distributions	–	(0.01)	(1.44)	(2.34)	(0.36)
Net Asset Value, End of Period	$13.49	$14.75	$11.44	$18.13	$21.18
Total Investment Return (%)	(8.54)	29.05	(29.91)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$5,269	$6,037	$4,642	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.77**	0.76	0.79	0.95	0.94**
Ratio of net investment income to average net assets (%)	(0.17)**	0.07	0.69	0.65	0.83**
Portfolio turnover (%)	37	46	40	103	41
* Commencement of operations. ** Annualized. Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 9

MADOX | Madison Institutional Equity Option Fund | June 30, 2010

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Securities Valuation: The Fund adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010 (unaudited):

Fund	Level 1	Level 2	Level 3	Value at 6/30/2010
Madison Institutional Equity Option
Assets:
Common Stocks	$5,035,747	$ –	$ –	$5,035,747
Repurchase Agreement	–	380,547	–	380,547
Total	$5,035,747	$ 380,547	$ –	$5,416,294

Liabilities:
Written optons	$ 31,461	$ –	$ –	$31,461
Total	$ 31,461	$ –	$ –	$31,461
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

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MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

In March 2008, the FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2010 (unaudited):

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$31,461

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2010 (unaudited):

	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$109,983	$227,028

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. For the six-months ended June 30, 2010, the Fund did not have any securities that transferred between classification levels.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid to shareholders was $5,373 of ordinary income in 2009 and $741,526 of ordinary income and $35,121 of long-term gains in 2008, respectively.

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MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment loss	$ (5,150)
Net realized losses on investments	(1,123,944)
Net unrealized depreciation on investments	(3,127,598)
$(4,256,692)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of FASB guidance on accounting for incertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the six-months ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2009, the Fund had available for federal income tax purposes $1,125,781 of capital loss carryovers which will expire December 31, 2017.

Information on the tax components of investments, excluding option contracts, as of June 30, 2010 is as follows (unaudited):

Aggregate Cost	$8,675,806
Gross unrealized appreciation	28,025
Gross unrealized depreciation	(3,287,537)
Net unrealized depreciation	$(3,259,512)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2010, the Fund had approximately an 1.5% interest in the consolidated repurchase agreement of $25,674,778 collateralized by $26,188,339 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $25,674,785.

3. Investment Advisory Fees. For the period covered by this report, the investment adviser to the Fund, Madison Asset Management, LLC, a controlled subsidiary of Madison Investment Advisors, Inc. (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly.

4. Investment Transactions. Purchases and sales of securities, excluding short-term investments, for the six-months ended June 30, 2010 were $2,402,843 and $1,896,586, respectively. No U.S. Government securities were purchased or sold during the period.

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net

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MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund’s Independent Trustees and auditors directly. For the six-months ended June 30, 2010, these fees amounted to $1,500 and $2,650, respectively. The combined Services Agreement fees paid to the Adviser and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

6. Covered Call Options. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Transactions in option contracts during the six-months ended June 30, 2010 were as follows (unaudited):
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,434	$311,756
Options written	800	155,143
Options expired	(410)	(99,058)
Options closed	(349)	(75,561)
Options assigned	(658)	(128,905)
Options outstanding at end of period	817	$163,375

Note 7 – Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009
In Dollars
Shares sold	$10,000	$92,646
Shares issued in reinvestment of dividends	–	5,206
Total shares issued	10,000	97,852
Shares redeemed	(283,401)	(45,871)
Net increase (decrease)	$(273,401)	$51,981

In Shares
Shares sold	645	6,877
Shares issued in reinvestment of dividends	–	353
Total shares issued	645	7,230
Shares redeemed	(19,416)	(3,453)
Net increase (decrease)	(18,771)	3,777

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund’s financial statements through August 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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MADOX | Madison Institutional Equity Option Fund

Other Information
Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2010 and held for the six-months ended June 30, 2010.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$914.58	0.77%	$3.80
1For the six-months ended June 30, 2010.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.05	0.77%	$3.84
1For the six-months ended June 30, 2010.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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MADOX | Madison Institutional Equity Option Fund | Other Information | continued

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2009 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the advisor and the Fund during its meeting in February 2010. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund’s Board meeting when it renewed the Fund’s advisory contract:

The Board reviewed a variety of matters in connection with Fund’s investment advisory contract with Madison Asset Management, LLC ("MAM").

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of MAM and its affiliates as investment manager to other investment companies with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. The Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with MAM and its affiliates due to the Madison Investment Advisors, Inc. ("Madison") history of providing advisory services to the Madison Mosaic organization.

The Board also discussed the quality of services provided to the Fund by its transfer agent and custodian as well as the various administrative services provided by directly the Adviser.

With regard to the investment performance of the Fund and the investment adviser, the Board reviewed current performance information provided in the written

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MADOX | Madison Institutional Equity Option Fund | Other Information | continued

Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

The Board recognized that during the most recent year, the Fund produced a total cumulative return of 29.05%, compared to 26.46% for the S&P 500 Index and 25.91% for the CBOE Buy Write ("BXM") Index during the same period. The fund outperformed both indices for the year reflecting the fund’s returns from option writing as well as stock and sector selection choices in accordance with its investment objectives.

MAM’s stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, it focuses on the fundamental businesses of companies. As such, the Fund’s stock selection philosophy stays away from the "beat the street" objective, as MAM looks for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the Adviser explained that it believes it seeks to bring elements of consistency, stability and predictability to Fund shareholders under normal market conditions.

A comprehensive discussion of fund performance and market conditions followed. The Board recognized that because the Fund has a fulcrum fee, the Adviser is monetarily penalized for underperforming its market index (the BXM) and rewarded for material outperformance. As such, in colloquial terms, the Board recognized that the Adviser "puts its money where its mouth is."

The Adviser discussed with the Board the methodology for arriving at the peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other options funds in the Fund’s peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund’s costs were low for the quality and extent of services provided.

The Board noted that the Adviser provided options strategy management services to other investment company clients and considered the fees charged by the Adviser to such funds for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. Although the Board took those fees into account, the Board considered the differences in services and time required by the various types of funds to which the Adviser provided services. They recognized that significant differences may exist between the services provided to one type of fund and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that if the services rendered by the Adviser to one type of fund differ significantly from others, then the comparison should not be used. In the case of the Fund, the Board recognized that fees charged to a closed-end fund for which the Adviser acts solely as subadviser for another investment adviser is understandably lower than the fee charged to the Fund. This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are not performed in a subadvisory capacity.

The Board also recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differs significantly from serving as an investment adviser to an open-end (mutual) fund.

The Trustees recognized that the Fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. an advisory fee, adjusted up or down by a fulcrum fee, with a cap on administrative expenses). As such, the

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MADOX | Madison Institutional Equity Option Fund | Other Information | concluded

Board focused its attention on the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison was not a "be-all and end-all" exercise, but was nevertheless an important consideration.

The Trustees sought to ensure that fees were adequate so that MAM (and its affiliates) did not neglect its management responsibilities to MADOX in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to MAM was not unreasonably high. The Board reviewed materials demonstrating that although MAM is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with MADOX, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the MAM and Madison from investment advisory fees earned. For these reasons, the Trustees recognized that examination of the fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent "subsidized" by the greater Madison organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of Madison who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, the Board recognized that the Fund is profitable to Madison because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, approximated $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to Madison as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser, is managed with the attention given to other firm clients and is not treated as "loss leader."

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at the fund’s current size, it was premature to discuss any economies of scale.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Fund’s advisory fees are fair and reasonable and that renewal of its respective Advisory and Services Agreements without change are in the best interests of the Fund and its shareholders.

Semi-Annual Report 17

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS)

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder Service
Toll-free nationwide: 888-670-3600
550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-03615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

Holly Baggot, Secretary

Date: August 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 24, 2010

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 24, 2010